SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: September 17, 2003
HOUSEHOLD AUTOMOTIVE TRUST , SERIES 2001-3 (Exact name of registrant as specified in its charter)
HOUSEHOLD AUTO RECEIVABLES CORPORATION (Servicer of the Trust) (Exact name as specified in Servicer's charter)
Delaware (State or other jurisdiction of incorporation of Servicer)	333-58404 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Servicer)	60070 (Zip Code)
Servicer's telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99

Monthly Servicers Certificate to Trustee dated September 17, 2003 pursuant to Section 4.9 of the Master Sale and Servicing Agreement dated as of October 9, 2001 (the "Sale and Servicing Agreement") among Household Automotive Trust Series 2001-3, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and Wells Fargo Bank Minnesota National Association, as Indenture Trustee, with respect to Class A Notes, Series 2001-3.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD AUTO RECEIVABLES CORPORATION, as Servicer of and on behalf of the HOUSEHOLD AUTOMOTIVE TRUST , SERIES 2001-3 (Registrant)

By: /s/ P.D. Schwartz Patrick D. Schwartz Authorized Representative

Dated: September 26, 2003

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EXHIBIT INDEX

Exhibit Number	Exhibit
99

Monthly Servicers Certificate to Trustee dated September 17, 2003 pursuant to Section 4.9 of the Master Sale and Servicing Agreement dated as of October 9, 2001 (the "Sale and Servicing Agreement") among Household Automotive Trust Series 2001-3, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and Wells Fargo Bank Minnesota National Association, as Indenture Trustee, with respect to Class A Notes, Series 2001-3.

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